CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Chinese Manufacturers Online Corp.. for the period ending June 30, 2008, I, Tyrol Tang, Chief Executive Officer of Chinese Manufacturers Online Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report of Form 10-Q for the period ending June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2008, fairly represents in all material respects, the financial condition and results of operations of Chinese Manufacturers Online Corp.

CHINESE MANUFACTURERS ONLINE CORP.

Date: August 19, 2008	By:	/s/ Tyrol Tang
Tyrol Tang
President, Chief Executive Officer and Chief Financial Officer